Annuity Investors Life Insurance Company
P.O. Box 5423
Cincinnati OH 45201-5423
February 22, 2011
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302 Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300
Ladies and Gentlemen:
We have transmitted to contract owners the annual reports for the period ended December 31, 2010 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.
Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.
If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.
Sincerely,
/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302
Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

1940 Act Number

American Century® Variable Portfolios, Inc.	811-05188
· American Century VP Large Company Value Fund—Class II
· American Century VP Mid Cap Value Fund—Class II
· American Century VP Ultra® Fund—Class II
· American Century VP VistaSM Fund—Class I

Calamos Advisors Trust	811-09237
· Calamos Growth and Income Portfolio

Davis Variable Account Fund, Inc.	811-09293
· Davis Value Portfolio

Dreyfus Investment Portfolios	811-08673
· Dreyfus IP Technology Growth Portfolio—Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.—Service Shares	811-07044

Dreyfus Stock Index Fund, Inc.—Service Shares	811-05719

Dreyfus Variable Investment Fund	811-05125
· Dreyfus VIF Appreciation Portfolio—Service Shares
· Dreyfus VIF Money Market Portfolio

Financial Investors Variable Insurance Trust	811-21987
· Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
· Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
· Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
· Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares

Franklin Templeton Variable Insurance Products Trust	811-05583
· Templeton Foreign Securities Fund—Class 2

Invesco Variable Insurance Funds	811-07452
· Invesco V.I. Capital Development Fund—Series II Shares
· Invesco V.I. Core Equity Fund—Series I Shares
· Invesco V.I. Financial Services Fund—Series I Shares
· Invesco V.I. Global Health Care Fund—Series I Shares
· Invesco V.I. Government Securities Fund—Series II Shares
· Invesco V.I. Mid Cap Core Equity Fund—Series II Shares
· Invesco V.I. Small Cap Equity Fund—Series I Shares
· Invesco V.I. Utilities Fund—Series II Shares
· Invesco Van Kampen V.I. Mid Cap Value Portfolio—Series I Shares
· Invesco Van Kampen V.I. Value Portfolio— Series I Shares

Janus Aspen Series	811-07736
· Janus Aspen Balanced Portfolio—Service Shares
· Janus Aspen Enterprise Portfolio—Service Shares
· Janus Aspen Janus Portfolio—Service Shares
· Janus Aspen Overseas Portfolio—Service Shares

Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
· Morgan Stanley UIF Mid Cap Growth Portfolio—Class I
· Morgan Stanley UIF U.S. Real Estate Portfolio—Class I

1940 Act Number

Neuberger Berman Advisers Management Trust	811-04255
· Neuberger Berman AMT Guardian Portfolio—Class S
· Neuberger Berman AMT Small-Cap Growth Portfolio—Class S

Oppenheimer Variable Account Funds	811-04108
· Oppenheimer Capital Appreciation Fund/VA—Service Shares
· Oppenheimer Global Securities Fund/VA—Service Shares
· Oppenheimer Main Street Fund®/VA—Service Shares
· Oppenheimer Main Street Small Cap Fund/VA—Service Shares

PIMCO Variable Insurance Trust	811-08399
· PIMCO VIT High Yield Portfolio—Administrative Class
· PIMCO VIT Real Return Portfolio—Administrative Class
· PIMCO VIT Total Return Portfolio—Administrative Class

Rydex Variable Trust	811-08821
· Rydex|SGI U.S. Long Short Momentum Fund

Wilshire Variable Insurance Trust	811-07917
· Wilshire 2015 ETF Fund
· Wilshire 2025 ETF Fund
· Wilshire 2035 ETF Fund

Dreyfus Investment Portfolios	811-08673
· Dreyfus IP MidCap Stock Portfolio—Service Shares (closed)

Janus Aspen Series	811-07736
· Janus Worldwide Portfolio—Service Shares (closed)

Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
· Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I (closed)

Oppenheimer Variable Account Funds	811-04108
· Oppenheimer Balanced Fund/VA—Service Shares (closed)